Statements of Operations - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Operating expenses:
General and administrative expenses	$ 601,022
Income(loss) from operations	(587,058)
Other income (expense)
Net loss	(4,553,777)
Stage It Corp [Member]
Revenue-net	890,846	$ (4,809)
Operating expenses:
General and administrative expenses	231,340	51,764
Contractor expenses	455,028	1,805
Payroll expense	1,142,057	41,331
Legal and professional fees	88,411
Total operating expenses	1,916,836	94,900
Income(loss) from operations	(1,025,990)	(99,709)
Other income (expense)
Change in derivative liability	(305,956)	(2,099,025)
Interest expense	(297,562)	(257,289)
Other income (expense), net	(603,518)	(2,356,314)
Net loss	$ (1,629,508)	$ (2,456,023)
Basic and diluted earnings (loss) per common share	$ (1.68)	$ (2.53)
Weighted-average number of common shares outstanding:
Basic and diluted	972,614	972,614